REORGANIZATION AGREEMENT

AMENDMENT NO. 2

This Amendment (“Amendment”) dated October 22, 2012 is to that Reorganization Agreement entered into made as of June 11, 2011, by and between LCTI Low Carbon Technologies International, Inc., a British Columbia corporation (“LCTI”) and Stalar 2, Inc., a Delaware corporation (the “Company”).

1.

Conflict.  In the event there is a conflict between the terms of the original Reorganization Agreement, the terms of this Amendment shall control any interpretation.  Unless this Amendment expressly amends or supplements the language of the Reorganization Agreement, the original terms of the Reorganization Agreement shall remain in full force and effect.  Unless otherwise defined in this Amendment, terms defined in the Reorganization Agreement shall be similarly defined herein.

2.

Section 5 of the Reorganization Agreement is hereby amended to read as follows:

“5.

Timing of Closing.  The Closing shall occur upon the satisfaction of the conditions set forth in this Agreement and upon instructions from the parties hereto to the Escrow Agent.  The delivery into escrow of the Escrowed Stalar Shares and the Escrowed LCTI Shares shall occur immediately upon execution of this Agreement.  The Closing Date shall be mutually agreed upon by the parties, but shall occur as soon as possible after the execution of this Agreement and upon completion of the amendment to the Articles of Incorporation and completion of the audited LCTI-Wyoming financial statements, unless the Escrow Agent receives instructions otherwise from the parties or notice from a party that the conditions set forth herein have not occurred.  In the event the Closing does not occur on or before December 31, 2012 or upon mutual written instructions from the Parties hereto, (i) the Escrow Agent shall return the Escrowed Stalar Shares to Stalar and (ii) the Escrow Agent shall return the Escrowed LCTI Shares to LCTI.”

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be executed in its name by a duly authorized officer as of the day and year first above written.

LCTI LOW CARBON INTERNATIONAL, INC.

By: __________________________________

Scott Jarnagin, President and Chief Executive Officer

STALAR 2, INC.

By: __________________________________

Steven R. Fox, President and Chief Executive Officer

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